Exhibit 99.1

NEWS RELEASE

FOR:	Trump Hotels & Casino Resorts, Inc.

CONTACT:	Scott C. Butera (212) 891-1500

FOR RELEASE:	IMMEDIATELY, THURSDAY, OCTOBER 28, 2004

TRUMP HOTELS & CASINO RESORTS

ANNOUNCES MANAGEMENT APPOINTMENTS

—Scott Butera to Serve as the Company’s President and Chief Operating Officer—

—Mark Brown to Continue as President and Chief Executive Officer of Casino Group —

NEW YORK, NY – Trump Hotels & Casino Resorts, Inc. (“THCR” or the “Company”) (OTCBB: DJTC.OB) announced today that Donald J. Trump, the Company’s Chairman and Chief Executive Officer, has appointed Scott C. Butera as the Company’s President and Chief Operating Officer. Mark A. Brown will continue to serve as the President and Chief Executive Officer of the Company’s casino operations group. These actions, which will be effective upon receiving the required regulatory approval, were unanimously approved by the Company’s Board of Directors.

Mr. Trump stated, “Scott is not only one of my finest executives, he is also one of the hardest working. We literally worked together around the clock putting our plan together. I’m confident that with his direction, our Company and the Trump brand will flourish. His investment banking experience, coupled with his tremendous work ethic and uncanny ability to bring groups together, will serve our Company well. We are in good hands.”

Scott Butera, who joined the Company in September 2003, after a fifteen year career as an investment banker in the lodging, gaming and leisure industry, was largely instrumental in the development of the Company’s recapitalization plan announced on October 21, 2004. Scott commented, “As President and Chief Operating Officer, I look forward to working with Mr. Trump, Mark Brown and the rest of our management team in leading our Company toward great economic and strategic heights. The strength of the Trump brand, coupled with the strong financial platform which will be created by our recapitalization plan, will create many exciting growth opportunities. In addition, we have developed numerous relationships with large institutional investors. I will ensure that these relationships are maintained and that we continue to access the many financial resources available to our Company.”

Mark Brown added, “My focus of providing our Trump customers a great gaming experience and giving our employees a thriving operating environment that recognizes their contributions to the success of the Trump brand remains paramount to me. With the resources now available to the Company, we should be able to rise to a whole new level.”

About the Company:

Through its subsidiaries, THCR owns and operates four properties and manages one property under the Trump brand name. THCR’s owned assets include Trump Taj Mahal Casino Resort and Trump Plaza Hotel and Casino, located on the Boardwalk in Atlantic City, New Jersey, Trump Marina Hotel Casino, located in Atlantic City’s Marina District, and the Trump Casino Hotel, a riverboat casino located in Gary, Indiana. In addition, the Company manages Trump 29 Casino, a Native American owned facility located near Palms Springs, California. Together, the properties comprise approximately 451,280 square feet of gaming space and 3,180 hotel rooms and suites. The Company is the sole vehicle through which Donald J. Trump conducts gaming activities and strives to provide customers with outstanding casino resort and entertainment experiences consistent with the Donald J. Trump standard of excellence. THCR is separate and distinct from Mr. Trump’s real estate and other holdings.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

All statements and other information contained in this release relating to the proposed restructuring, or THCR’s or its subsidiaries’ plans, expectations, estimates, beliefs, performance, trends, operations or financial results, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “would,” “could,” “may” and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of THCR, there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies (including those pertaining to the currently proposed restructuring), all of which are difficult or impossible to predict and many of which are beyond the control of THCR.

Important factors that could cause actual events or results of the Company to be materially different from the forward-looking statements include the ability of the Company to develop, prosecute, confirm and consummate the Company’s proposed restructuring plan (the “Plan”) (or any significant delay with respect thereto); the negotiation and performance of definitive transaction documents in connection with the Plan, the Company’s ability to obtain the required consents of noteholders and other constituencies to carry out the proposed recapitalization; the proposed investment by Donald J. Trump and Mr. Trump’s role in the recapitalized Company; the negotiation of the potential arrangements with Donald J. Trump in connection with the Plan; court approval of the Company’s first day papers and other motions prosecuted by it from time to time; the risk that certain parties may challenge the enforceability of the restructuring support agreement entered into among THCR and certain of its subsidiaries, Donald J. Trump and certain holders of the Company’s public debt obligations in connection with the chapter 11 proceedings; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, or for the appointment of a chapter 11 trustee or to convert the case to a chapter 7 case; the ability of the Company to continue as a going concern; the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders; the Company’s ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company’s liquidity or results of operations; the ability to fund and execute its business plan; the ability to attract, retain and compensate key executives and associates; and the ability of the Company to attract and retain customers; licenses and approvals under applicable laws and regulations, including gaming laws and regulations; adverse outcomes of pending litigation or the possibility of new litigation; the Company’s preparation and submission of an application to have its common stock listed on the New York Stock Exchange or other national securities exchange if the Company is successful in its efforts to consummate a recapitalization, and the Company’s ability to obtain such a listing; changes in the competitive climate in which the Company operates; or a broad downturn in the economy as a whole. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not differ significantly from the terms expressed in this release.

The forward-looking statements in this release reflect the opinion of the Company’s management as of the date of this release. This Company does not intend, however, to update the statements provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by THCR or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

Additional information concerning the potential risk factors that could affect the Company’s future performance are described from time to time in the Company’s periodic reports filed with the SEC, including, but not limited to, the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the SEC’s website, www.sec.gov, or on the Company’s website, www.trump.com.

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